TRANSMITTAL OF FINANCIAL REPORTS AND
                       CERTIFICATION OF COMPLIANCE WITH
               UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
                        THE PERIOD ENDED MARCH 30, 2003



In re                                       |   Case Nos. 02-12599 through
SLI, INC.,                                  |   02-12608
CHICAGO MINIATURE OPTOELECTRONIC            |
TECHNOLOGIES, INC.,                         |
ELECTRO-MAG INTERNATIONAL, INC.,            |   Chapter 11
CHICAGO-MINIATURE LAMP-SYLVANIA LIGHTING    |
INTERNATIONAL, INC.,                        |
SLI LIGHTING PRODUCTS, INC.,                |   Judge Honorable Mary F. Walrath
SLI LIGHTING COMPANY,                       |
SLI LIGHTING SOLUTIONS, INC., AND           |
CML AIR, INC.,                              |
                                            |
Debtors.                                    |
--------------------------------------------


Attached are the Monthly Operating Reports for the Debtors referenced below. Each Monthly Operating Report includes the following:


        ----------------------------------------------------------------------------------------
        REQUIRED DOCUMENTS                                      Form Number    Document Attached
        ---------------------------------------------------------------------------------------
        Flash Variance Report                                                          X
        ---------------------------------------------------------------------------------------
        Schedule of Cash Disbursements                             MOR-1               X
        ---------------------------------------------------------------------------------------
        Income Statement                                           MOR-2               X
        ---------------------------------------------------------------------------------------
        Balance Sheet                                              MOR-3               X
        ---------------------------------------------------------------------------------------
        Consolidated Status of Postpetition Taxes                  MOR-4a              X
        ---------------------------------------------------------------------------------------
        Consolidated Summary of Unpaid Postpetition Debts          MOR-4b              X
        ---------------------------------------------------------------------------------------
        Accounts Receivable Reconciliation and Aging               MOR-5a              X
        ---------------------------------------------------------------------------------------
        Debtor Questionnaire                                       MOR-5b              X
        ---------------------------------------------------------------------------------------

The Debtors filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") on September 9, 2002. Fiscal March which is covered by this report, runs from March 3, 2003 through March 30, 2003. Due to limitations of the Debtor's general ledger system, the following five Debtors are presented on a consolidated basis (SLI Inc., Chicago Miniature Optoelectronic Technologies, Inc., Electro-Mag International, Inc., Chicago-Miniature Lamp-Sylvania Lighting International, Inc., CML Air, Inc.) while the remaining three Debtors are reported separately.

MOR-1 is presented on a consolidated basis for all eight debtors, with a separate summary cash disbursement schedule breaking out each Debtor's disbursements. MOR-4a and 5b are presented on a consolidated basis for all of the Debtors.

The Debtors have not included the following information based upon an agreement with the Office of the United States Trustee:

o MOR-1 does not include copies of bank statements, disbursement journals, or bank reconciliation's due to the voluminous nature of such materials, limitations of the Debtor's systems, and the impracticality of providing such information in the timeframe required.

o MOR-4a does not include copies of tax returns or Form 6123 payment receipts due to the burdensome nature of providing such materials. In lieu of such information, a single affidavit from the Debtors' Executive Vice President has been provided.

I declare under penalty of perjury (28 U.S.C. Section 1746) those these report and the attached documents are true and correct to the best of my knowledge and belief.

                6/16/03              /s/ Robert J. Mancini
       ----------------              -----------------------------------------
       Date                          Robert J. Mancini, Executive Vice
                                     President & CFO


In re: SLI Inc. et al.                                                         Case No.: 02-12599 through 02-12608

                                                                    Reporting Period: Mar. 3, 2003 - Mar. 30, 2003


                                CONSOLIDATED SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
                                          MARCH 3, 2003 THROUGH MARCH 30, 2003


                                                      ---------------------------------------------------------------
                                                                          Consolidated Filing Entities
                                                      ---------------------------------------------------------------
                                                      Forecast             Actuals                     Variance
                                                       March                March              ----------------------
                                                       -----                -----

Beginning Cash                                            2,250               2,047                   (203)    -9.0%

Receipts

    Trade                                                10,179              11,434                  1,255     12.3%
    Intercompany                                              0                   0                      0
    Other Receipts                                           66                  13                    (53)   -80.3%
                                                      ----------           ---------           ----------------------
      Total Receipts                                     10,245              11,447                  1,202     11.7%

Payments

    Payroll & Wages
      Salaries                                            1,187               1,266                     79      6.7%
      Wages                                                 199                  76                   (123)   -61.8%
      Benefits                                              255                 380                    125     49.0%
      Severance                                               0                   0                      0
                                                      ----------           ---------           ----------------------
              Sub Total                                   1,641               1,722                     81      4.9%

    Operating Expenses
      RM / Finished Goods / Freight                       4,954               5,599                    645     13.0%
      Intercompany Payments                               2,537               3,393                    856     33.7%
      Intercompany Loans                                      0                   0                      0
      Occupancy Costs                                        95                  96                      1      1.1%
      Utilities                                             131                 178                     47     35.9%
      Insurance                                             553                 979                    426     77.0%
      Contract / Temporary Labor                             61                  18                    (43)   -70.7%
      Commissions                                           255                 323                     68     26.7%
      Selling                                               100                  69                    (31)   -31.0%
      Corporate                                              70                  24                    (46)   -65.7%
      Other                                                 169                 316                    147     87.0%
                                                      ----------           ---------           ----------------------
              Sub Total                                   8,925              10,995                  2,070     23.2%
                                                      ----------           ---------           ----------------------
      Total Operating Expenses                           10,566              12,717                  2,151     20.4%

    Bankruptcy
      Professionals
         Bank Professionals                                 875                 530                   (345)   -39.4%
         Professionals                                    1,000               1,063                     63      6.3%
                                                      ----------           ---------           ----------------------
              Sub Total                                   1,875               1,593                   (282)   -15.0%

      DIP Fees/Interest                                     114                   0                   (114)
                                                      ----------           ---------           ----------------------
              Total Bankruptcy                            1,989               1,593                   (396)   -19.9%

    Other Expenses
      Interest Expense and Fees                               4                   1                     (3)   -75.0%
      Professional Fees                                      58                  23                    (35)   -60.3%
      Taxes                                                 200                  74                   (126)   -63.0%
      Purchaser Exp. Reimb.                                   0                (100)                  (100)
                                                      ----------           ---------           ----------------------
              Sub Total                                     262                  (2)                  (264)  -100.8%
                                                      ----------           ---------           ----------------------
Total Disbursements                                      12,817              14,308                  1,491     11.6%
                                                      ----------           ---------           ----------------------
Net Cash Flow                                            (2,572)             (2,861)                  (289)    11.2%
                                                      ==========           =========           ======================

    Intercompany Transfers                                    0                   6                      6
    DIP Draw/(Payment)                                    3,322               2,000                 (1,322)   -39.8%
                                                      ---------------------------------------------------------------
Ending Cash                                               3,000               1,192                 (1,808)   -60.3%
                                                      ===============================================================

-----------------------------------------------------------------------------------------------------------
DIP Facility
    Total Committed Facility Size                        28,000              28,000                      0
    Opening Balance                                      19,000              19,000                      0
        US Draw/Repayment                                 3,322               2,000                 (1,322)

                                                      -----------------------------------------------------
      Ending Balance                                     22,322              21,000                 (1,322)
                                                      =====================================================
        Availability                                      5,678               7,000                  1,322
      Additional Discretionary Avail                      7,000               7,000                      0
-----------------------------------------------------------------------------------------------------------


In re: SLI Inc. et al.                                                    Case No.: 02-12599 through 02-12608

                                                              Reporting Period:  Mar. 3, 2003 - Mar. 30, 2003


                                                                     SCHEDULE OF DISBURSEMENTS


---------------------------------------------------------------------------------------------------------------------------------
                                                                                Monthly Disbursements
                                                       --------------------------------------------------------------------------

Entity                                                 September    October    November   December    January   February   March
---------------------------------------------------------------------------------------------------------------------------------
  SLI Inc.                                02-12608      $3,162      $1,354     $3,806       1,539       1,639     4,498    2,541
  Chicago Miniature Optoelectronic
    Technologies, Inc.,                   02-12599       4,207       6,305      8,875       6,556       6,380     9,991    6,958
  Electro-Mag International, Inc.,        02-12600           -           -          -           -           -         -        -
  Chicago-Miniature Lamp-Sylvania
    Lighting International, Inc.          02-12602           -           -          -           -           -         -        -
  SLI Lighting Products                   02-12603       5,121       2,830      4,483       3,627       4,969     4,785    4,809
  SLI Lighting Company                    02-12604           -           -          -           -           -         -        -
  SLI Lighting Solutions                  02-12605           4           -          -           2          18         -        -
  CML Air, Inc.,                          02-12606           -           -          -           -           -         -        -

                                                      ---------------------------------------------------------------------------
Disbursements (post filing only)                       $12,494     $10,489    $17,164     $11,724     $13,006   $19,274  $14,308
                                                       ==========================================================================



In re: SLI Inc.                                           Case No.: 02-12599, 12600, 12602, 12606, 12608
                                                     Reporting Period: Mar 3, 2003 - Mar. 30, 2003

                                         Statement of Operations
                                                $US (000)


--------------------------------------------------------------------------------------------------------
                                                                                           Cumulative
SLI INC.(1)                                                        March                 Filing to Date
--------------------------------------------------------------------------------------------------------
NET SALES
--------------------------------------------------------------------------------------------------------
      Outside Sales                                                 $5,098                      $34,730
--------------------------------------------------------------------------------------------------------
      Intercompany                                                      $9                         $173
--------------------------------------------------------------------------------------------------------
Total                                                                5,107                       34,903
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD                                                   5,233                       31,697
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
GROSS PROFIT                                                          (126)                       3,206
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Selling, General & Administration                                      765                        9,107
--------------------------------------------------------------------------------------------------------
Loss on Impairment of Assets                                             -                            -
--------------------------------------------------------------------------------------------------------
One time cost                                                        6,291                       25,326
--------------------------------------------------------------------------------------------------------
Restructuring                                                            -                            -
--------------------------------------------------------------------------------------------------------
                                                                         -                            -
--------------------------------------------------------------------------------------------------------
OPERATING INCOME                                                    (7,182)                     (31,227)
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
OTHER (INCOME) EXPENSE:
--------------------------------------------------------------------------------------------------------
      Interest Expense, net                                            128                        6,720
--------------------------------------------------------------------------------------------------------
      Related Party Interest Expense                                                                (26)
--------------------------------------------------------------------------------------------------------
      (Gain)/loss on sale of assets                                      -                        1,309
--------------------------------------------------------------------------------------------------------
      Minority interest                                                                               -
--------------------------------------------------------------------------------------------------------
      Other, net                                                                                    697
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
INCOME BEFORE TAX                                                   (7,310)                     (39,927)
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
INCOME TAXES                                                             -                          274
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
NET INCOME                                                         $(7,310)                    $(40,201)
--------------------------------------------------------------------------------------------------------

1) SLI Inc. consolidated includes the following entities: SLI Inc., Chicago Miniature Optoelectronic
Technologies, Inc., Electro-Mag International, Inc., Chicago-Miniature Lamp-Sylvania Lighting
International, Inc., CML Air, Inc

NOTE: Subject to Quarter End review and adjustments.


In re: SLI Lighting Products                                                     Case No.: 02-12603
                                                         Reporting Period: Mar 3, 2003 - Mar. 30, 2003


                                         Statement of Operations
                                                $US (000)


-------------------------------------------------------------------------------------------------------------------
                                                                                                     Cumulative
SLI LIGHTING PRODUCTS                                                          March                Filing to Date
-------------------------------------------------------------------------------------------------------------------
NET SALES
-------------------------------------------------------------------------------------------------------------------
      Outside Sales                                                            $3,762                      $28,471
-------------------------------------------------------------------------------------------------------------------
      Intercompany                                                                  5                           15
-------------------------------------------------------------------------------------------------------------------
Total                                                                           3,767                       28,486
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD                                                              3,027                       22,772
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
GROSS PROFIT                                                                      740                        5,714
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Selling, General & Administration                                                 817                        5,308
-------------------------------------------------------------------------------------------------------------------
Loss on Impairment of Assets                                                                                     -
-------------------------------------------------------------------------------------------------------------------
One time cost                                                                                                    -
-------------------------------------------------------------------------------------------------------------------
Restructuring                                                                                                    -
-------------------------------------------------------------------------------------------------------------------
                                                                                                                 -
-------------------------------------------------------------------------------------------------------------------
OPERATING INCOME                                                                  (77)                         406
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
OTHER (INCOME) EXPENSE:
-------------------------------------------------------------------------------------------------------------------
      Interest Expense, net                                                                                      -
-------------------------------------------------------------------------------------------------------------------
      Related Party Interest Expense                                                                             1
-------------------------------------------------------------------------------------------------------------------
      (Gain)/loss on sale of assets                                                                              -
-------------------------------------------------------------------------------------------------------------------
      Minority interest                                                                                          -
-------------------------------------------------------------------------------------------------------------------
      Other, net                                                                    -                            7
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
INCOME BEFORE TAX                                                                 (77)                         398
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
INCOME TAXES                                                                                                   (30)
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
NET INCOME                                                                       $(77)                        $428
-------------------------------------------------------------------------------------------------------------------

NOTE: Subject to Quarter End review and adjustments.


In re: SLI Lighting Company                                              Case No.: 02-12604
                                                           Reporting Period: Mar 3, 2003 - Mar. 30, 2003


                                         Statement of Operations
                                                $US (000)


-------------------------------------------------------------------------------------------------------
                                                                                           Cumulative
SLI LIGHTING COMPANY                                                    March            Filing to Date
-------------------------------------------------------------------------------------------------------
NET SALES
-------------------------------------------------------------------------------------------------------
      Outside Sales                                                                                $ -
-------------------------------------------------------------------------------------------------------
      Intercompany                                                                                   -
-------------------------------------------------------------------------------------------------------
Total                                                                                                -
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD                                                                                   -
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
GROSS PROFIT                                                                                         -
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Selling, General & Administration                                             6                     43
-------------------------------------------------------------------------------------------------------
Loss on Impairment of Assets                                                                         -
-------------------------------------------------------------------------------------------------------
One time cost                                                                                        -
-------------------------------------------------------------------------------------------------------
Restructuring                                                                                        -
-------------------------------------------------------------------------------------------------------
                                                                                                     -
-------------------------------------------------------------------------------------------------------
OPERATING INCOME                                                             (6)                   (43)
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
OTHER (INCOME) EXPENSE:
-------------------------------------------------------------------------------------------------------
      Interest Expense, net                                                  (1)                   (10)
-------------------------------------------------------------------------------------------------------
      Related Party Interest Expense                                                                 -
-------------------------------------------------------------------------------------------------------
      (Gain)/loss on sale of assets                                                                  -
-------------------------------------------------------------------------------------------------------
      Minority interest                                                                              -
-------------------------------------------------------------------------------------------------------
      Other, net                                                             (3)                   (21)
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
INCOME BEFORE TAX                                                            (2)                   (12)
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
INCOME TAXES                                                                                         -
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
NET INCOME                                                                  $(2)                  $(12)
-------------------------------------------------------------------------------------------------------

NOTE: Subject to Quarter End review and adjustments.


In re: SLI Lighting Solutions                                                   Case No.: 02-12605
                                                             Reporting Period: Mar 3, 2003 - Mar. 30, 2003


                                         Statement of Operations
                                                $US (000)


------------------------------------------------------------------------------------------------------
                                                                                          Cumulative
SLI LIGHTING SOLUTIONS                                                       March      Filing to Date
------------------------------------------------------------------------------------------------------
NET SALES
------------------------------------------------------------------------------------------------------
      Outside Sales                                                          $ -                  $ -
------------------------------------------------------------------------------------------------------
      Intercompany                                                             -                    -
------------------------------------------------------------------------------------------------------
Total                                                                          -                    -
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD                                                             -                    -
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
GROSS PROFIT                                                                   -                    -
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Selling, General & Administration                                              -                    -
------------------------------------------------------------------------------------------------------
Loss on Impairment of Assets                                                   -                    -
------------------------------------------------------------------------------------------------------
One time cost                                                                  -                    -
------------------------------------------------------------------------------------------------------
Restructuring                                                                  -                  403
------------------------------------------------------------------------------------------------------
                                                                                                    -
------------------------------------------------------------------------------------------------------
OPERATING INCOME                                                               -                 (403)
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
OTHER (INCOME) EXPENSE:                                                        -
------------------------------------------------------------------------------------------------------
      Interest Expense, net                                                    -                    -
------------------------------------------------------------------------------------------------------
      Related Party Interest Expense                                           -                    -
------------------------------------------------------------------------------------------------------
      (Gain)/loss on sale of assets                                            -                    -
------------------------------------------------------------------------------------------------------
      Minority interest                                                        -                    -
------------------------------------------------------------------------------------------------------
      Other, net                                                               -                    -
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
INCOME BEFORE TAX                                                              -                 (403)
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
INCOME TAXES                                                                   -                    -
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
NET INCOME                                                                   $ -                $(403)
------------------------------------------------------------------------------------------------------

NOTE: Subject to Quarter End review and adjustments.


In re: SLI Inc. et al.                                     Case No.: 02-12599, 12600, 12602, 12606, 12608
                                                 Reporting Period: Mar 3, 2003 - Mar. 30, 2003

                                              BALANCE SHEET
                                                $US (000)

----------------------------------------------------------------------------------------------------
                                                                               Book Value at End of
SLI INC.(1)                                                                 Current Reporting Month
----------------------------------------------------------------------------------------------------
                                                                                          March
----------------------------------------------------------------------------------------------------
CURRENT ASSETS
----------------------------------------------------------------------------------------------------
        Cash and Cash Equivalents                                                             1,324
        --------------------------------------------------------------------------------------------
        Accounts Receivable                                                                  13,318
        --------------------------------------------------------------------------------------------
        Inventories                                                                          12,920
        --------------------------------------------------------------------------------------------
        Prepaid Expenses and Other Current Assets                                             3,486
        --------------------------------------------------------------------------------------------
        Intercompany Receivables                                                            855,242
----------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                                        886,290
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
----------------------------------------------------------------------------------------------------
        Gross PPE                                                                            29,354
        --------------------------------------------------------------------------------------------
        Less: Accumulated Depreciation                                                      (11,134)
----------------------------------------------------------------------------------------------------
TOTAL PROPERTY AND EQUIPMENT                                                                 18,220
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
OTHER ASSETS
----------------------------------------------------------------------------------------------------
        Investments in Subsidiary                                                            89,428
        --------------------------------------------------------------------------------------------
        Goodwill                                                                              2,768
        --------------------------------------------------------------------------------------------
        Other Intangible Assets                                                               1,582
        --------------------------------------------------------------------------------------------
        Deferred Charges                                                                          -
        --------------------------------------------------------------------------------------------
        Other Assets                                                                              -
        --------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                               $998,288
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
CURRENT LIABILITIES
----------------------------------------------------------------------------------------------------
        DIP Facility                                                                         21,000
        --------------------------------------------------------------------------------------------
        Accounts Payable                                                                      2,246
        --------------------------------------------------------------------------------------------
        Other Accrued Expenses                                                                7,628
        --------------------------------------------------------------------------------------------
        Accrued Income Taxes Payable                                                            882
        --------------------------------------------------------------------------------------------
        Intercompany Payables                                                                24,756
----------------------------------------------------------------------------------------------------
TOTAL CURRENT LIABILITIES                                                                    56,512
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
LONG-TERM DEBT, Less current portion                                                              -
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
SUBORDINATED DEBT DUE TO RELATED PARTY,                                                           -
----------------------------------------------------------------------------------------------------
Less Current Portion                                                                              -
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
OTHER LIABILITIES:
----------------------------------------------------------------------------------------------------
        Deferred Income Taxes                                                                 8,076
        --------------------------------------------------------------------------------------------
        Other Long-Term Liabilities                                                           4,226
----------------------------------------------------------------------------------------------------
TOTAL OTHER LIABILITIES                                                                      12,302
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE 3RD PARTY:                                                386,663
----------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE INTERCOMPANY:                                             419,287
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
STOCKHOLDER'S EQUITY
----------------------------------------------------------------------------------------------------
        Common Stock                                                                            191
        --------------------------------------------------------------------------------------------
        Additional Paid-in Capital                                                          230,375
        --------------------------------------------------------------------------------------------
        Retained Earnings                                                                  (106,852)
        --------------------------------------------------------------------------------------------
        Currency Translation Adjustment                                                        (190)
        --------------------------------------------------------------------------------------------
        Less:  Treasury Stock at Cost                                                             -
----------------------------------------------------------------------------------------------------
TOTAL STOCKHOLDER'S EQUITY                                                                  123,524
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS EQUITY                                                        $998,288
----------------------------------------------------------------------------------------------------

NOTE: Subject to Quarter End review and adjustments.

1) SLI Inc. consolidated includes the following entities: SLI Inc., Chicago Miniature
Optoelectronic Technologies, Inc., Electro-Mag International, Inc., Chicago-Miniature
Lamp-Sylvania Lighting International, Inc., CML Air, Inc


In re: SLI Lighting Products                                                  Case No.: 02-12603
                                                               Reporting Period: Mar 3, 2003 - Mar. 30, 2003

                                              BALANCE SHEET
                                                $US (000)

-------------------------------------------------------------------------------------------------
                                                                          Book Value at End of
SLI LIGHTING PRODUCTS                                                    Current Reporting Month
------------------------------------------------------------------------------------------------
                                                                                    March
------------------------------------------------------------------------------------------------
CURRENT ASSETS
------------------------------------------------------------------------------------------------
        Cash and Cash Equivalents                                                          (227)
        ----------------------------------------------------------------------------------------
        Accounts Receivable                                                               6,364
        ----------------------------------------------------------------------------------------
        Income Tax Receivable                                                                 -
        ----------------------------------------------------------------------------------------
        Receivables from Shareholder                                                          -
        ----------------------------------------------------------------------------------------
        Inventories                                                                      12,528
        ----------------------------------------------------------------------------------------
        Prepaid Income Taxes                                                                  -
        ----------------------------------------------------------------------------------------
        Prepaid Expenses and Other Current Assets                                         1,514
        ----------------------------------------------------------------------------------------
        Intercompany Receivables                                                        198,517
------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                                    218,696
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
------------------------------------------------------------------------------------------------
        Gross PPE                                                                         1,556
        ----------------------------------------------------------------------------------------
        Less: Accumulated Depreciation                                                     (389)
------------------------------------------------------------------------------------------------
TOTAL PROPERTY AND EQUIPMENT                                                              1,167
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
OTHER ASSETS
------------------------------------------------------------------------------------------------
        Investments in Subsidiary                                                             -
        ----------------------------------------------------------------------------------------
        Goodwill                                                                              -
        ----------------------------------------------------------------------------------------
        Other Assets                                                                      3,168
        ----------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                           $223,031
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
CURRENT LIABILITIES
------------------------------------------------------------------------------------------------
        DIP Facility                                                                          -
        ----------------------------------------------------------------------------------------
        Accounts Payable                                                                    352
        ----------------------------------------------------------------------------------------
        Other Accrued Expenses                                                            2,767
        ----------------------------------------------------------------------------------------
        Accrued Income Taxes Payable                                                         (5)
        ----------------------------------------------------------------------------------------
        Intercompany Payables                                                            18,042
------------------------------------------------------------------------------------------------
TOTAL CURRENT LIABILITIES                                                                21,156
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
LONG-TERM DEBT, Less current portion                                                          -
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
SUBORDINATED DEBT DUE TO RELATED PARTY,                                                     441
------------------------------------------------------------------------------------------------
Less Current Portion                                                                          -
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
OTHER LIABILITIES:
------------------------------------------------------------------------------------------------
        Deferred Income Taxes                                                                 -
        ----------------------------------------------------------------------------------------
        Other Long-Term Liabilities                                                          13
------------------------------------------------------------------------------------------------
TOTAL OTHER LIABILITIES                                                                      13
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE 3RD PARTY:                                              3,517
------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE INTERCOMPANY:                                         238,816
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
STOCKHOLDER'S EQUITY
------------------------------------------------------------------------------------------------
        Common Stock                                                                         10
        ----------------------------------------------------------------------------------------
        Additional Paid-in Capital                                                       51,000
        ----------------------------------------------------------------------------------------
        Retained Earnings                                                               (91,922)
        ----------------------------------------------------------------------------------------
        Currency Translation Adjustment                                                       -
        ----------------------------------------------------------------------------------------
        Less:  Treasury Stock at Cost                                                         -
------------------------------------------------------------------------------------------------
TOTAL STOCKHOLDER'S EQUITY                                                              (40,912)
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS EQUITY                                                    $223,031
------------------------------------------------------------------------------------------------

NOTE: Subject to Quarter End review and adjustments.




In re: SLI Lighting Company                                              Case No.: 02-12604
                                                  Reporting Period: Mar 3, 2003 - Mar. 30, 2003

                                              BALANCE SHEET
                                                $US (000)

------------------------------------------------------------------------------------------------
                                                                           Book Value at End of
SLI LIGHTING COMPANY                                                     Current Reporting Month
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
                                                                                   March
------------------------------------------------------------------------------------------------
CURRENT ASSETS
------------------------------------------------------------------------------------------------
        Cash and Cash Equivalents                                                             -
        ----------------------------------------------------------------------------------------
        Accounts Receivable                                                                   -
        ----------------------------------------------------------------------------------------
        Income Tax Receivable                                                                 -
        ----------------------------------------------------------------------------------------
        Receivables from Shareholder                                                          -
        ----------------------------------------------------------------------------------------
        Inventories                                                                           -
        ----------------------------------------------------------------------------------------
        Prepaid Income Taxes                                                                  -
        ----------------------------------------------------------------------------------------
        Prepaid Expenses and Other Current Assets                                             8
        ----------------------------------------------------------------------------------------
        Intercompany Receivables                                                          4,139
------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                                      4,147
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
------------------------------------------------------------------------------------------------
        Gross PPE                                                                           783
        ----------------------------------------------------------------------------------------
        Less: Accumulated Depreciation                                                     (165)
------------------------------------------------------------------------------------------------
TOTAL PROPERTY AND EQUIPMENT                                                                618
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
OTHER ASSETS
------------------------------------------------------------------------------------------------
        Investments in Subsidiary                                                             -
        ----------------------------------------------------------------------------------------
        Goodwill                                                                              -
        ----------------------------------------------------------------------------------------
        Other Assets                                                                        400
        ----------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                             $5,165
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
CURRENT LIABILITIES
------------------------------------------------------------------------------------------------
        DIP Facility                                                                          -
        ----------------------------------------------------------------------------------------
        Accounts Payable                                                                      -
        ----------------------------------------------------------------------------------------
        Other Accrued Expenses                                                              411
        ----------------------------------------------------------------------------------------
        Accrued Income Taxes Payable                                                          -
        ----------------------------------------------------------------------------------------
        Intercompany Payables                                                                 -
------------------------------------------------------------------------------------------------
TOTAL CURRENT LIABILITIES                                                                   411
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
LONG-TERM DEBT, Less current portion                                                          -
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
SUBORDINATED DEBT DUE TO RELATED PARTY,                                                       -
------------------------------------------------------------------------------------------------
Less Current Portion                                                                          -
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
OTHER LIABILITIES:
------------------------------------------------------------------------------------------------
        Deferred Income Taxes                                                                 -
        ----------------------------------------------------------------------------------------
        Other Long-Term Liabilities                                                           -
------------------------------------------------------------------------------------------------
TOTAL OTHER LIABILITIES                                                                       -
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE 3RD PARTY:                                                  -
------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE INTERCOMPANY:                                               -
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
STOCKHOLDER'S EQUITY
------------------------------------------------------------------------------------------------
        Common Stock                                                                          -
        ----------------------------------------------------------------------------------------
        Additional Paid-in Capital                                                        8,592
        ----------------------------------------------------------------------------------------
        Retained Earnings                                                                (3,838)
        ----------------------------------------------------------------------------------------
        Currency Translation Adjustment                                                       -
        ----------------------------------------------------------------------------------------
        Less:  Treasury Stock at Cost                                                         -
------------------------------------------------------------------------------------------------
TOTAL STOCKHOLDER'S EQUITY                                                                4,754
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS EQUITY                                                      $5,165
------------------------------------------------------------------------------------------------

NOTE: Subject to Quarter End review and adjustments.



In re: SLI Lighting Solutions                                         Case No.: 02-12605
                                                    Reporting Period: Mar 3, 2003 - Mar. 30, 2003

                                              BALANCE SHEET
                                                $US (000)

------------------------------------------------------------------------------------------------
                                                                          Book Value at End of
SLI LIGHTING SOLUTIONS                                                  Current Reporting Month
------------------------------------------------------------------------------------------------
                                                                                   March
------------------------------------------------------------------------------------------------
CURRENT ASSETS
------------------------------------------------------------------------------------------------
        Cash and Cash Equivalents                                                             -
        ----------------------------------------------------------------------------------------
        Accounts Receivable                                                                   -
        ----------------------------------------------------------------------------------------
        Income Tax Receivable                                                                 -
        ----------------------------------------------------------------------------------------
        Receivables from Shareholder                                                          -
        ----------------------------------------------------------------------------------------
        Inventories                                                                           -
        ----------------------------------------------------------------------------------------
        Prepaid Income Taxes                                                                  -
        ----------------------------------------------------------------------------------------
        Prepaid Expenses and Other Current Assets                                             -
        ----------------------------------------------------------------------------------------
        Intercompany Receivables                                                            576
------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                                        576
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
------------------------------------------------------------------------------------------------
        Gross PPE                                                                             -
        ----------------------------------------------------------------------------------------
        Less: Accumulated Depreciation                                                        -
------------------------------------------------------------------------------------------------
TOTAL PROPERTY AND EQUIPMENT                                                                  -
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
OTHER ASSETS
------------------------------------------------------------------------------------------------
        Investments in Subsidiary                                                             -
        ----------------------------------------------------------------------------------------
        Goodwill                                                                              -
        ----------------------------------------------------------------------------------------
        Other Assets                                                                          -
        ----------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                               $576
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
CURRENT LIABILITIES
------------------------------------------------------------------------------------------------
        DIP Facility                                                                          -
        ----------------------------------------------------------------------------------------
        Accounts Payable                                                                      -
        ----------------------------------------------------------------------------------------
        Other Accrued Expenses                                                              126
        ----------------------------------------------------------------------------------------
        Accrued Income Taxes Payable                                                          -
        ----------------------------------------------------------------------------------------
        Intercompany Payables                                                                16
------------------------------------------------------------------------------------------------
TOTAL CURRENT LIABILITIES                                                                   142
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
LONG-TERM DEBT, Less current portion                                                          -
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
SUBORDINATED DEBT DUE TO RELATED PARTY,                                                       -
------------------------------------------------------------------------------------------------
Less Current Portion                                                                          -
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
OTHER LIABILITIES:
------------------------------------------------------------------------------------------------
        Deferred Income Taxes                                                                 -
        ----------------------------------------------------------------------------------------
        Other Long-Term Liabilities                                                           -
------------------------------------------------------------------------------------------------
TOTAL OTHER LIABILITIES                                                                       -
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE 3RD PARTY:                                                334
------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE INTERCOMPANY:                                          50,466
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
STOCKHOLDER'S EQUITY
------------------------------------------------------------------------------------------------
        Common Stock                                                                          -
        ----------------------------------------------------------------------------------------
        Additional Paid-in Capital                                                       17,002
        ----------------------------------------------------------------------------------------
        Retained Earnings                                                               (67,368)
        ----------------------------------------------------------------------------------------
        Currency Translation Adjustment                                                       -
        ----------------------------------------------------------------------------------------
        Less:  Treasury Stock at Cost                                                         -
------------------------------------------------------------------------------------------------
TOTAL STOCKHOLDER'S EQUITY                                                              (50,366)
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS EQUITY                                                        $576
------------------------------------------------------------------------------------------------

NOTE: Subject to Quarter End review and adjustments.


                        UNITED STATES BANKRUPTCY COURT
                             DISTRICT OF DELAWARE


In re                                        | Case Nos. 02-12599 through
SLI, INC.,                                   | 02-12608
CHICAGO MINIATURE OPTOELECTRONIC             |
TECHNOLOGIES, INC.,                          |
ELECTRO-MAG INTERNATIONAL, INC.,             | Chapter 11
CHICAGO-MINIATURE LAMP-SYLVANIA LIGHTING     |
INTERNATIONAL, INC.,                         |
SLI LIGHTING PRODUCTS, INC.,                 | Judge Honorable Mary F. Walrath
SLI LIGHTING COMPANY,                        |
SLI LIGHTING SOLUTIONS, INC., AND            |
CML AIR, INC.,                               |
                                             |
Debtors.                                     |
----------------------------------------------



STATE OF MASSACHUSETTS           )
                                 )
COUNTY OF NORFORK                )


         STEPHEN N. CUMMINGS, hereby declares and states:


         1. I am Executive Vice President of Finance and Tax for SLI, Inc. ("SLI"), a corporation organized under the laws of the State of Oklahoma and one of the Debtors and Debtors in possession in the above-captioned chapter 11 cases (the "Debtors"). SLI is the direct or indirect parent of each of the other Debtors. I am familiar with the Debtors' day-to-day operations, business affairs and books and records.

         2. All statements in this Declaration are based on my personal knowledge, my review of the relevant documents, my discussions with other employees of the Debtor, or my opinion based upon my experience and knowledge of the Debtors' operations and financial condition. If I were called upon to testify, I could and would testify to each of the facts set forth herein based on such personal knowledge, review of documents or opinion. I am authorized to submit this Declaration on behalf of the Debtors.

         3. To the best of my knowledge, the Debtors have filed all necessary federal, state and local tax returns and made all required postpetition tax payments in connection therewith on a timely basis.


Dated:   6/16/03                            Respectfully submitted,
Canton, Massachusetts                       /s/ Stephen N. Cummings
                                            Stephen N.Cummings
                                            Executive Vice President
                                            SLI, Inc.



In re: SLI Inc. et al.                             Case No.: 02-12599 through 02-12608
                                              Reporting Period: Mar 3, 2003 - Mar. 30, 2003



                                      Summary of Post Petition Debts
                                                $US (000)

-------------------------------------------------------------------------------------------------------------
    Accounts Payable Aging                Case #                     Current          Past Due       Total
-------------------------------------------------------------------------------------------------------------
SLI Inc.(1)                                 02-12608                 $ 2,246              $ -        $ 2,246
---------------------------------------------------------------------------------------------- --------------
SLI Lighting Products                       02-12603                     352                -            352
---------------------------------------------------------------------------------------------- --------------
SLI Lighting Company                        02-12604                       -                -              -
---------------------------------------------------------------------------------------------- --------------
SLI Lighting Solutions                      02-12605                       -                -              -
---------------------------------------------------------------------------------------------- --------------

---------------------------------------------------------------------------------------------- --------------
Total                                                                $ 2,598              $ -        $ 2,598
---------------------------------------------------------------------------------------------- --------------



1) SLI Inc. consolidated includes the following entities:  SLI Inc., Chicago Miniature Optoelectronic
Technologies, Inc., Electro-Mag International, Inc.,  Chicago-Miniature Lamp-Sylvania Lighting International,
Inc., CML Air, Inc



In re: SLI Inc. et al.
                                                                            Case No.: 02-12599 through 02-12608
                                                                    Reporting Period: Mar 3, 2003 - Mar. 30, 2003


                Accounts Receivable Reconciliation
                            $US (000)

--------------------------------------------------------------------------------------------------------------------------------
          Accounts Receivable Reconciliation                           SLI Inc.(1)    SLI Lighting   SLI Lighting  SLI Lighting
                                                                                      Products         Company      Solutions
                                                                        02-12608      02-12603        02-12604       02-12605
-------------------------------------------------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period      $ 14,408       $ 9,518              $ -        $ 1,812
-------------------------------------------------------------------------------------------------------------------------------
+ Amounts billed during the period                                         5,752         3,766                -              -
-------------------------------------------------------------------------------------------------------------------------------
- Amounts collected during the period                                     (6,588)       (4,121)               -              -
-------------------------------------------------------------------------------------------------------------------------------
+Adjustments/Doubtful Accounts                                              (254)       (2,799)               -         (1,812)
-------------------------------------------------------------------------------------------------------------------------------
Total Accounts Receivable at the end of the reporting period            $ 13,318       $ 6,364              $ -        $     -
-------------------------------------------------------------------============================================================


1) SLI Inc. consolidated includes the following entities:  SLI Inc., Chicago Miniature Optoelectronic Technologies,
Inc., Electro-Mag International, Inc., Chicago-Miniature Lamp-Sylvania Lighting International, Inc., CML Air, Inc



In re: SLI Inc. et al.
                                                                        Case No.: 02-12599 through 02-12608
                                                                 Reporting Period: Mar. 3, 2003 - Mar. 30, 2003


                                        Accounts Receivable Aging
                                                $US (000)

--------------------------------------------------------------------------------------------------------------------------------
 Accounts Receivable Aging                Current     1-30      31-60        61+       Total     Other AR   Allowance  Total A/R
--------------------------------------------------------------------------------------------------------------------------------
SLI Inc.1                     02-12608    $ 6,503   $ 4,587    $ 1,055    $ 2,079    $ 14,225      $ 173    $ (1,079)    $ 13,318
---------------------------------------------------------------------------------------------------------------------------------
SLI Lighting Products         02-12603      5,061     1,193        189      2,765       9,208          -      (2,844)       6,364
---------------------------------------------------------------------------------------------------------------------------------
SLI Lighting Company          02-12604          -         -          -          -           -          -           -            -
---------------------------------------------------------------------------------------------------------------------------------
SLI Lighting Solutions        02-12605          -         -          -        713         713                   (713)           -
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Total                                    $ 11,564   $ 5,780    $ 1,244    $ 5,557    $ 24,146      $ 173    $ (4,636)    $ 19,682
---------------------------------------------------------------------------------------------------------------------------------


1) SLI Inc. consolidated includes the following entities:  SLI Inc., Chicago Miniature Optoelectronic Technologies,
Inc., Electro-Mag International, Inc., Chicago-Miniature Lamp-Sylvania Lighting International, Inc., CML Air, Inc




In re: SLI Inc. et al.
                                                            Case No.: 02-12599 through 02-12608
                                                  Reporting Period: Mar 3, 2003 - Mar. 30, 2003


                                    Consolidated Debtor Questionnaire

------------------------------------------------------------------------------------------------------
Must be Completed Each Month                                                                   Yes/No
------------------------------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside the normal course of business
   this reporting period? If yes, provide an explanation below.                                   No
------------------------------------------------------------------------------------------------------
2. Have any funds been disbursed from any account other than a debtor in
   possession account this reporting period? If yes, provide an explanation.                      No
------------------------------------------------------------------------------------------------------
3. Have all postpetition tax returns been timely filed? If no, provide an explanation.            Yes
------------------------------------------------------------------------------------------------------
4. Are workers compensation, general liability and other necessary insurance
   coverages in effect? If no, provide an explanation.                                            Yes
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
